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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 ------------

                                   FORM 8-K

                                 CURRENT REPORT
                                  PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       November 1, 2001
                                                 -------------------------------


                                 INTRUSION INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                (State of Other Jurisdiction of Incorporation)


000-20191                                                             75-1911917
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)


1101 East Arapaho Road, Richardson, Texas                                  75081
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(Address of Principal Executive Offices)                              (Zip Code)


                                (972) 234-6400
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              (Registrant's Telephone Number, Including Area Code)


                                INTRUSION.COM, INC.
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

    Effective on November 1, 2001, at 8:00 a.m. Eastern Standard Time, Intrusion.com, Inc. changed its corporate name to "Intrusion Inc." The name change was effected by the merger of a wholly owned subsidiary of the company with and into the company, pursuant to Section 253 of the General Corporation Law of the State of Delaware. The company was the surviving corporation in the Merger.

    On November 1, 2001, the company issued a press release announcing the corporate name change of the Company, a copy which is attached hereto as
Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:  Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.  Not applicable.

         (c)  EXHIBITS.

              99.1 Text of press release of the Registrant, dated November 1, 2001 announcing the name change of the Registrant.



                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTRUSION INC.

Dated:  November 5, 2001               By: /s/ Jay R. Widdig
                                          --------------------------------------
                                           Jay R. Widdig
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.      Description of Exhibit
-----------      ----------------------
99.1             Text of press release of the Registrant, dated November 1, 2001 announcing the name change of the Registrant.